1 | January 8, 2026 | Proprietary | © 2025 Curtiss-Wright Q3 2026 - EARNINGS CONFERENCE CALL November 5, 2026 Conference Call Dial-in numbers: (800) 343-5172 (domestic) (203) 518-9856 (international) Conference code: CWQ326

2 | November 5, 2026 | Proprietary | © 2026 Curtiss-Wright Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate acquisitions, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov. SAFE HARBOR STATEMENT

3 | November 5, 2026 | Proprietary | © 2026 Curtiss-Wright Third Quarter 2026 Highlights STRONG EXECUTION AND ROBUST BUSINESS FUNDAMENTALS REINFORCE RECORD FULL-YEAR 2026 OUTLOOK ▪ $953M Sales, up 10% ▪ $189M Operating Income, up 11% ▪ 19.9% Operating Margin, up 30 bps YOY ▪ $3.94 Diluted EPS, up 16%, ahead of expectations ▪ $157M Free Cash Flow (FCF); 108% conversion ▪ $1.1B New Orders, up 15%; 1.1x Book-to-Bill ▪ $4.6B Backlog, up 12% YTD Raised Full-Year 2026 Guidance Across Major KPIs ▪ Total Sales growth increased to 8 - 10% ▪ Operating Income growth increased to 12 - 14% ▪ Operating Margin growth of 60 - 80 bps to 19.2% - 19.4%; Improved YOY profitability in all segments ▪ Targeting 16 - 18% EPS growth ▪ FCF generation of $595 - $615M; strong conversion >105% ▪ Maintain strong financial and operational discipline ▪ On track for near record $460M in share repurchases Note: 2026 financial results and 2026 guidance, and comparisons to prior-year periods, presented on an Adjusted (Non-GAAP) basis Leadership Transitions Provide Strong Continuity; Maintain Curtiss-Wright’s Strategic Focus and Operational Momentum ▪ COO Kevin Rayment named President & CEO, effective Jan. 1, 2027 ▪ Corporate Controller Gary Ogilby named Interim CFO, effective Oct. 6, 2026 ▪ New segment leadership structure will enhance operational efficiency ▪ On track to exceed 2024 Investor Day targets; Sustaining forward momentum on next phase of our growth journey ▪ Next Investor Day planned for May 2027

THIRD QUARTER 2026 FINANCIAL REVIEW

($ in Millions)	Q3'26 Adjusted	Q3'25 Adjusted	Change	Key Performance Drivers
Aerospace & Industrial	$282	$248	*14%*	▪ Higher than anticipated growth in Defense markets (actuation equipment) ▪ Continued strong OEM growth in Commercial Aerospace on narrowbody and widebody platforms ▪ Higher General Industrial sales supporting industrial vehicles (domestic on-highway and global off-highway)
Defense Electronics	$259	$253	*2%*	▪ Solid growth in Aerospace Defense supporting helicopter and fighter jet programs ▪ Modest growth in Ground Defense revenues (turret drive stabilization systems)
Naval & Power	$412	$368	*12%*	▪ Higher Naval Defense revenues (timing of submarine programs and CVN-75 aircraft carrier overhaul) ▪ Power & Process driven by next-generation advanced reactors (SMRs) and higher government nuclear revenues
Total Sales	**$953**	**$869**	***10%***	**Delivered solid increases across majority of A&D and Commercial markets**
Aerospace & Industrial *Margin*	$55 19.4%	$46 18.6%	*19%* *80 bps*	▪ Favorable absorption and mix of products on higher revenues; Benefit of restructuring initiatives ▪ Profitability partially offset by higher investment in R&D
Defense Electronics *Margin*	$70 27.0%	$74 29.2%	*(5%)* *(220 bps)*	▪ Favorable absorption on higher defense revenues ▪ Profitability offset by unfavorable mix of products
Naval & Power *Margin*	$76 18.6%	$61 16.6%	*25%* *200 bps*	▪ Favorable absorption and mix of products on higher revenues
Corporate and Other	($12)	($11)	*(8%)*	▪ Higher 401k participation
Total Op. Income ***CW Margin***	**$189** **19.9%**	**$170** **19.6%**	**11%** **30 bps**	**Double-digit growth in both Sales and Operating Income driving continued margin expansion**

Note: Amounts may not add due to rounding.
SMRs = Small Modular Reactors

4 | November 5, 2026 | Proprietary | © 2026 Curtiss-Wright

CURTISS-WRIGHT

2026 END MARKET SALES GROWTH GUIDANCE (As of November 4, 2026)

Updated (in blue)

($ in Millions)	2026E Growth vs 2025 (Prior)	2026E Growth vs 2025 (Current)	2026E % Sales	Key Drivers of 2026 Performance
Aerospace Defense	12 - 14%	14 - 16%	20%	▪ Strong alignment to DoW priorities (fighter jets, next-gen platforms, aircraft modernization) driving higher sales of defense electronics and actuation equipment ▪ Sustained growth on dFMS programs (embedded computing, flight data recorders, sensors) ▪ Higher sales of arresting systems equipment
Ground Defense	(4 - 6%)	(2 - 4%)	10%	▪ Timing of lower sales of tactical communications and U.S. ground vehicle revenues ▪ Increased dFMS revenues (TDSS, radar systems); Solid growth on ground-based mobile launcher systems
Naval Defense	7 - 9%	9 - 11%	27%	▪ Higher revenue growth on Virginia-class submarine and CVN-81 aircraft carrier ▪ Strong growth in aftermarket revenues (CVN-75 overhaul, retrofits)
Commercial Aerospace	10 - 12%	10 - 12%	13%	▪ Strong growth driven by ramp-up in OEM production (narrowbody and widebody) ▪ Higher sales of avionics equipment
Total Aerospace & Defense	**7 - 9%**	**8 - 10%**	**70%**	**Accelerated global defense spending driving overall strong A&D market growth**
Power & Process	13 - 15%	13 - 15%	19%	▪ Commercial Nuclear growth driven by aftermarket demand (esp. international markets), next-generation advanced reactors (SMRs) and increased govt. nuclear; AP1000 order excluded from targets ▪ Growth in Process driven by increased sales of valves (MRO and large capital projects) and instrumentation solutions; Higher subsea pump development revenues
General Industrial	1 - 3%	3 - 5%	11%	▪ Ongoing acceleration in order book contributing to more favorable outlook across industrial markets
Total Commercial	**8 - 10%**	**8 - 10%**	**30%**	**Commercial Nuclear driving strong growth in Power & Process markets**
Total Curtiss-Wright	**8 - 9%**	**8 - 10%**	**100%**	**Growth outlook exceeds overall 2024 Investor Day Target (>5% Organic Revenue CAGR)**

Notes: Amounts may not add due to rounding.
dFMS = direct Foreign Military Sales TDSS = Turret Drive Stabilization Systems SMRs = Small Modular Reactors

5 | November 5, 2026 | Proprietary | © 2026 Curtiss-Wright

CURTISS-WRIGHT

2026 FINANCIAL GUIDANCE (As of November 4, 2026)

Updated (in blue)

($ in Millions)	2026E (Prior)	2026E (Current)	Change vs 2025 Adjusted	Key Drivers of 2026 Performance
Aerospace & Industrial	$1,058 - $1,070	$1,075 - $1,088	*10 - 11%*	▪ Increased actuation sales in Aerospace Defense (fighter jets); Strong growth in Commercial Aerospace ▪ Improved General Industrial outlook reflects strength of order book, providing continued optimism
Defense Electronics	$1,055 - $1,075	$1,055 - $1,075	*4 - 6%*	▪ Aerospace Defense growth driven by alignment to U.S. DoW and dFMS priorities ▪ Timing in Ground Defense (tactical communications and ground vehicles) ▪ Increased sales of avionics equipment driving modest growth in Commercial Aerospace
Naval & Power	$1,655 - $1,668	$1,665 - $1,678	*11 - 12%*	▪ Strong Naval Defense growth driven by the acceleration of submarine and aircraft carrier programs; Higher aftermarket revenues (carrier overhaul); Higher dFMS (aircraft handling systems) ▪ Power & Process market reflects strong outlook in Commercial Nuclear (aftermarket, gov't nuclear, SMRs); Solid Process growth in valves (MRO/projects), instrumentation solutions, subsea pumps development
Total Sales	**$3,768 - $3,813**	**$3,795 - $3,840**	***8 - 10%***	**Expanding order book provides consistent, durable sales growth**
Aerospace & Industrial Margin	$195 - $200 18.5% - 18.7%	$199 - $203 18.5% - 18.7%	*17 - 19%* *110 - 130 bps*	▪ Favorable absorption and mix of products on higher revenues ▪ Benefits of operational excellence initiatives and restructuring savings ▪ Profitability partially offset by higher investments in R&D
Defense Electronics Margin	$291 - $298 27.5% - 27.7%	$291 - $298 27.5% - 27.7%	*5 - 7%* *20 - 40 bps*	▪ Favorable absorption on revenues; benefit of restructuring savings and cost containment initiatives ▪ Profitability partially offset by higher investments in R&D
Naval & Power Margin	$278 - $283 16.8% - 17.0%	$284 - $289 17.0% - 17.2%	*16 - 18%* *70 - 90 bps*	▪ Favorable absorption and mix of products on strong growth in revenues ▪ Profitability partially offset by continued investment in development programs
Corporate and Other	($43) - ($44)	($43) - ($45)	*(3 - 6%)*	
Total Op. Income CW Margin	**$720 - $736 19.1% - 19.3%**	**$731 - $744 19.2% - 19.4%**	***12 - 14% 60 - 80 bps***	**Continued focus on operational excellence while investing to support our future growth**

Note: Amounts may not add due to rounding.
dFMS = direct Foreign Military Sales SMRs = Small Modular Reactors

6 | November 5, 2026 | Proprietary | © 2026 Curtiss-Wright

CURTISS-WRIGHT

2026 FINANCIAL GUIDANCE (As of November 4, 2026)

Updated (in blue)

($ in Millions, except EPS)	2026E (Prior)	2026E (Current)	Change vs 2025 Adjusted	Key Drivers of 2026 Performance
Total Sales	**$3,768 - $3,813**	**$3,795 - $3,840**	**8 - 10%**	**Accelerating the pace of Revenue and Operating Income growth to deliver Record FY26 financial performance**
Total Operating Income	**$720 - $736**	**$731 - $744**	**12 - 14%**	
Other Income	~$34	$31 - $32		▪ Reduced YOY interest income due to H2'26 share repurchase activity
Interest Expense	~($41)	~($41)		▪ Lower YOY interest expense; $200M 4.24% Sr. Notes due Dec 2026
Tax Rate	21.5%	21.5%		▪ Continued tax optimization (40 bps YOY decrease)
Diluted EPS	**$15.10 - $15.40**	**$15.40 - $15.60**	**16 - 18%**	**Compounding Earnings in excess of Investor Day target**
Diluted Shares Outstanding	37.1	36.9		▪ Expanded 2026 share repurchase program highlights focus on strategic capital allocation ▪ Benefit of record share repurchases in 2025
Free Cash Flow	**$585 - $605**	**$595 - $615**	**8 - 11%**	**Strong Free Cash Flow generation, incl. Higher Growth CapEx**
FCF Conversion	~105%	~105%		▪ FCF conversion remains in line with Investor Day target
Capital Expenditures	$110 - $120	$105 - $115		▪ Accelerated growth investments in 2026, highlighted by N&P segment facility expansion
Depreciation & Amortization	$115 - $120	$115 - $120		

Note: Amounts may not add due to rounding.

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CURTISS-WRIGHT

EXECUTING OUR PIVOT TO GROWTH STRATEGY, DRIVING CONSISTENT FINANCIAL PERFORMANCE

ON TRACK TO EXCEED 2024 – 2026 FINANCIAL TARGETS

- **Accelerating Organic Growth across our A&D and Commercial markets**
  - Advancing our strategy with the right talent, systems, and infrastructure
  - Strategically aligned to the fastest medium- and long-term growth vectors across our markets, with significant upside optionality in Commercial Nuclear
- **Driving consistent Operating Margin expansion through operational and commercial excellence initiatives**
- **Fueling the innovation engine by investing in R&D at a faster pace than sales**
- **Compounding Earnings at a mid-teens plus pace**
- **Generating record Free Cash Flow, supported by efficient working capital management**
- **Maintaining disciplined and strategic capital allocation**
- **Delivering exceptional, record results for our shareholders**

3-YEAR TARGETS[1] (2024 – 2026)	>5% Organic Revenue CAGR	Operating Income Growth > Revenue Growth	Top Quartile Margin Performance	>10% EPS CAGR	>105% FCF Conversion
PROGRESS[2] (2024 – 2026E)	✓ ~9% Org. (10% Total)	✓ 14% Op. Income CAGR	✓ ~19%+ Op. Margin +190 bps since 2023	✓ ~18% EPS CAGR	✓ 110% Avg. FCF Conversion

[1] *Targets established at Company's May 2024 Investor Day*
[2] *Reflects performance period inclusive of midpoint of FY26 financial guidance*

8 | November 5, 2026 | Proprietary | © 2026 Curtiss-Wright

CURTISS-WRIGHT

9 | November 5, 2026 | Proprietary | © 2026 Curtiss-Wright Appendix

10 | November 5, 2026 | Proprietary | © 2026 Curtiss-Wright The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss- Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and provide more relevant comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release. The following definitions are provided: Adjusted Sales, Operating Income, Operating Margin, Net Earnings and Diluted EPS These Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments, transaction costs, and gains/losses on equity securities held for investment purposes; (ii) costs associated with the Company's 2026 Restructuring Program in the current period and the Company's 2024 Restructuring Program in the prior period, as applicable; and (iii) and gains/losses associated with recording equity securities held for investment purposes at fair value. Organic Sales and Organic Operating Income The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions and results of operations from divested businesses or product lines during the last twelve months, costs associated with the Company's 2026 Restructuring Program in the current period and the Company's 2024 Restructuring Program in the prior period, and foreign currency fluctuations. Free Cash Flow (FCF) and Free Cash Flow Conversion The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less net capital expenditures. The Corporation discloses free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as free cash flow divided by adjusted net earnings. NON-GAAP FINANCIAL INFORMATION

THIRD QUARTER 2026: END MARKET SALES GROWTH

($ in millions)	Q3'26	Q3'25	Change	Key Drivers
Aerospace Defense	**$186**	**$161**	*16%*	▪ Increased sales of actuation equipment and sensors products supporting domestic and international fighter jet programs, as well as embedded computing revenues supporting various helicopter and fighter jet programs
Ground Defense	**$96**	**$97**	*(1%)*	▪ Timing of production on IFPC program (EM actuation) mainly offset by increased dFMS sales (turret drive stabilization systems) ▪ Flat tactical communications revenues
Naval Defense	**$272**	**$246**	*10%*	▪ Timing of production on both Columbia-class and Virginia-class submarine programs ▪ Higher aftermarket revenues supporting aircraft carriers through refueling and overhaul programs
Commercial Aerospace	**$120**	**$114**	*6%*	▪ Solid growth in OEM sales driven by narrowbody and widebody production ▪ Partially offset by timing of sales of avionics equipment
Total A&D Markets	$674	$618	*9%*	
Power & Process	**$165**	**$150**	*10%*	▪ Increased Commercial Nuclear sales supporting next-generation advanced reactors (SMRs) combined with higher revenues from government nuclear projects
General Industrial	**$114**	**$102**	*12%*	▪ Higher sales of industrial vehicle products serving domestic on-highway and global off-highway vehicle platforms
Total Commercial Markets	$279	$251	*11%*	
Total Curtiss-Wright	$953	$869	*10%*	

11 | November 5, 2026 | Proprietary | © 2026 Curtiss-Wright

Note: Amounts may not add due to rounding.

CURTISS-WRIGHT

2026E END MARKET SALES WATERFALL (as of November 4, 2026)

FY'26 Guidance:
Overall UP 8 - 10%
A&D Markets UP 8 - 10%
Comm'l Markets UP 8 - 10%

Total 2026 CW End Markets
$3.795 - 3.840B

Aerospace & Defense Markets
70% — $2.67B

- **Naval** — 27%
  Pumps / Valves / Steam Turbines (Nuclear naval propulsion)
- **Aerospace** — 20%
  Embedded computing, sensors, actuation, arresting systems
- **Ground** — 10%
  Tactical communications, Turret drive stabilization systems, EM Actuation
- **Commercial Aerospace** — 13%
  - **OEM** — ~90%
    60% Narrowbody / 40% Widebody
    Linked to Boeing/Airbus production
  - **AM** — ~10%
    Principally Repair and Overhaul

Commercial Markets
30% — $1.15B

- **Power & Process** — 19%
  - **Commercial Nuclear** — ~65%
    Aftermarket (Operating Reactors) & New Build (AP1000, SMRs)
  - **Process** — ~35%
    Severe-service valves and subsea pump applications
- **General Industrial** — 11%
  - **Industrial Vehicles** — ~65%
    On/Off-Highway Commercial and Specialty Vehicles
  - **Industrial Automation and Services** — ~35%
    Electromechanical actuation and Surface Treatment Services

Note: Amounts shown for % of Total Sales may not add due to rounding.
§ Power & Process market sales concentrated in Naval & Power segment
§ General Industrial sales concentrated in Aerospace & Industrial segment

Commercial Nuclear
88% Domestic & Int'l Aftermarket + Govt. Nuclear
12% New Build Gen III / Gen IV (Advanced SMRs)

12 | November 5, 2026 | Proprietary | © 2026 Curtiss-Wright

CURTISS-WRIGHT